Exhibit 99.1

   Pope Resources Reports Third Quarter Net Income of $3.6 Million

    POULSBO, Wash.--(BUSINESS WIRE)--Oct. 31, 2007--Pope Resources (NasdaqGSM:POPEZ) reported net income of $3.6 million, or 74 cents per diluted ownership unit, on revenues of $12.2 million for the third quarter ended September 30, 2007. This compares to net income of $8.3 million, or $1.74 per diluted ownership unit, on revenues of $18.0 million for the comparable period in 2006.

    Net income for the nine months ended September 30, 2007, totaled $9.2 million, or $1.91 per diluted ownership unit, on revenues of $34.3 million. Net income for the corresponding period in 2006 totaled $17.1 million, or $3.60 per diluted ownership unit, on revenues of $49.7 million.

    Earnings before interest, taxes, depreciation, depletion, and amortization (EBITDDA) for the quarter ended September 30, 2007, were $5.1 million, compared to $9.9 million for the third quarter of 2006. For the nine months ended September 30, 2007, EBITDDA was $13.9 million, compared to $24.7 million for year-to-date 2006 results.

    "Results for the third quarter and the first nine months of this year were down significantly compared to last year's comparable periods because of the third quarter 2006 sale of a 17-acre commercial parcel in Gig Harbor to Costco Wholesale Corporation that contributed $5.7 million to our Real Estate segment operating income in the prior year's results," said David L. Nunes, President and CEO.

    Notwithstanding the much chronicled decline in domestic housing starts, our Fee Timber segment results have held up reasonably well. While our third quarter realized log prices slipped 2%, from $623 per thousand board feet (MBF) in 2006 to $611 per MBF in 2007, we managed to keep log prices flat on a year-to-date basis by locking in prices earlier in the year when markets were not as weak and by shifting our harvest mix toward those markets with the healthiest relative pricing. For the first nine months of 2007, Fee Timber operating income declined 2% to $13.6 million from $13.8 million in 2006. Even though we experienced a 6% drop in harvest volumes, from 51 MMBF in 2006 to 48 MMBF in 2007, the drop in operating income was mitigated by a lower average depletion rate. Last year's harvest included volume from a separate depletion pool that carried a higher depletion rate than volume harvested in the current year.

    Our Timberland Management & Consulting segment posted a year-to-date operating loss of $0.5 million compared to operating income of $1.4 million in 2006. The decline in operating income from this segment is the result of fewer assets under management in 2007 and a timberland disposition fee earned in 2006 that was not repeated in 2007.

    Operating income for our Real Estate segment declined from $5.9 million for the first nine months of 2006 to a $0.5 million loss for the comparable period in 2007. As mentioned above, this anticipated decline is due primarily to the sale of a 17-acre commercial parcel in Gig Harbor to Costco in 2006 for which there was no counterpart in 2007's year-to-date results. We expect to generate revenue from our Gig Harbor and Bremerton projects during the balance of 2007, but this revenue will not approach the record level attained in 2006.

    The financial schedules attached to this earnings release provide detail on individual segment results and operating statistics.

    About Pope Resources

    Pope Resources, a publicly traded limited partnership, and its subsidiaries Olympic Resource Management and Olympic Property Group, own or manage nearly 430,000 acres of timberland and development property in Washington and Oregon. In addition, we provide forestry consulting and timberland investment management services to third-party owners and managers of timberland in Washington, Oregon, and California. The company and its predecessor companies have owned and managed timberlands and development properties for more than 150 years. Additional information on the company can be found at www.poperesources.com. The contents of our website are not incorporated into this release or into our filings with the Securities and Exchange Commission.

    This press release contains a number of projections and statements about our expected financial condition, operating results, business plans and objectives. These statements reflect management's estimates based on current goals and its expectations about future developments. Because these statements describe our goals, objectives, and anticipated performance, they are inherently uncertain, and some or all of these statements may not come to pass. Accordingly, they should not be interpreted as promises of future management actions or financial performance. Our future actions and actual performance will vary from current expectations and under various circumstances the results of these variations may be material and adverse. Some of the factors that may cause actual operating results and financial condition to fall short of expectations include factors that affect our ability to anticipate and respond adequately to fluctuations in the market prices for our products; environmental and land use regulations that limit our ability to harvest timber and develop property; labor, equipment and transportation costs that affect our net income; our ability to discover and to accurately estimate liabilities associated with our properties; and economic conditions that affect consumer demand for our products and the prices we receive for them. Other factors are set forth in that part of our Annual Report on Form 10-K entitled "Risk Factors." Other issues that may have an adverse and material impact on our business, operating results, and financial condition include those risks and uncertainties discussed in our other filings with the Securities and Exchange Commission. Forward-looking statements in this release are made only as of the date shown above, and we cannot undertake to update these statements.

    Management considers earnings (net income or loss) before interest expense, income taxes, depreciation, depletion and amortization (EBITDDA) to be an important measure of operating profitability, particularly when comparing results between different timber-owning companies because of variability in capital structures, legal structures, methods of calculating depletion expense, and cost basis resulting from historical costs recorded under GAAP. Since this variability impacts the GAAP results of industry issuers in different ways, disclosure of EBITDDA can make it easier for the reader to make meaningful comparisons between operating results and cash-generating capabilities from one timber company to another.



            Pope Resources, A Delaware Limited Partnership
                              Unaudited

                             CONSOLIDATED STATEMENT OF OPERATIONS DATA
                             (all amounts in $000's, except per unit
                                              amounts)

                              Three months ended    Nine months ended
                                 September 30,        September 30,
                                   2007     2006     2007      2006

Revenues                         $12,171  $18,024  $ 34,284  $ 49,717
Costs and expenses:
  Cost of sales                   (5,171)  (6,198)  (14,302)  (21,037)
  Operating expenses              (3,772)  (3,423)  (11,114)  (10,357)
                             ------------ -------- --------- ---------
Operating income                   3,228    8,403     8,868    18,323
  Interest, net                      110     (115)      137      (641)
                             ------------ -------- --------- ---------
Income before income taxes
 and minority interest             3,338    8,288     9,005    17,682
Income tax provision                  (5)     (16)      (22)     (453)
                             ------------ -------- --------- ---------
Income before minority
 interest                          3,333    8,272     8,983    17,229
  Minority interest                  218        7       237      (112)
                             ------------ -------- --------- ---------
Net income                       $ 3,551  $ 8,279  $  9,220  $ 17,117
                             ============ ======== ========= =========

Average units outstanding -
 Basic                             4,687    4,645     4,679     4,641
                             ============ ======== ========= =========
Average units outstanding -
 Diluted                           4,831    4,769     4,823     4,760
                             ============ ======== ========= =========

Basic net income per unit        $  0.76  $  1.78  $   1.97  $   3.69
                             ============ ======== ========= =========
Diluted net income per unit      $  0.74  $  1.74  $   1.91  $   3.60
                             ============ ======== ========= =========




                                       CONSOLIDATED BALANCE SHEET DATA
                                           (all amounts in $000's)

                                                       September 30,
                                                       2007     2006
                                                     -------- --------
Assets:
  Cash                                                 $3,940   $7,194
  Short term investments                               27,000   25,000
  Other current assets                                 11,814    8,933
  Roads and timber                                     94,483   98,110
  Properties and equipment                             42,662   39,026
  Other assets                                          1,519    2,019
                                                     -------- --------
    Total                                            $181,418 $180,282
                                                     ======== ========
Liabilities and partners' capital:
  Current liabilities                                 $12,264  $14,775
  Long-term debt, excluding current
   portion                                             29,490   30,866
  Other long-term liabilities                             282      351
                                                     -------- --------
  Total liabilities                                    42,036   45,992
  Minority interest                                    45,969   46,685
  Partners' capital                                    93,413   87,605
                                                     -------- --------
    Total                                            $181,418 $180,282
                                                     ======== ========




                         RECONCILIATION BETWEEN NET INCOME AND EBITDDA
                                    (all amounts in $000's)

                             Three months ended      Nine months ended
                                September 30,          September 30,
                                       2007    2006     2007     2006

Net income                            $3,551  $8,279  $ 9,220  $17,117
Added back:
  Interest, net                         (110)    115     (137)     641
  Depletion                            1,430   1,278    4,179    5,970
  Depreciation and
   amortization                          205     175      604      534
  Income tax provision                     5      16       22      453
                         -------------------- ------ --------- -------
EBITDDA                               $5,081  $9,863  $13,888  $24,715
                         ==================== ====== ========= =======




                                   RECONCILIATION BETWEEN CASH FROM
                                         OPERATIONS AND EBITDDA
                                        (all amounts in $000's)

                                  Three months ended Nine months ended
                                    September 30,      September 30,
                                     2007     2006     2007     2006

Cash from operations                $5,087  $15,868  $11,993  $28,423
Adjustments:
  Change in working capital           (579)  (4,005)   1,751    1,435
  Interest                            (110)     115     (137)     641
  Deferred revenue                   1,168      (90)   1,091   (1,031)
  Minority interest                    219        7      237     (112)
  Deferred taxes                       (92)      (7)     (45)      11
  Income tax provision                   5       16       22      453
  Cost of land sold                   (486)  (1,968)    (532)  (4,837)
  Equity based compensation           (131)     (73)    (492)    (267)
  Other                                  -        -        -       (1)
                                  --------- -------- -------- --------
EBITDDA                             $5,081  $ 9,863  $13,888  $24,715
                                  ========= ======== ======== ========




                                          SEGMENT INFORMATION
                                        (all amounts in $000's)

                                  Three months ended Nine months ended
                                    September 30,      September 30,
                                     2007     2006     2007     2006

Revenues:
  Fee Timber                       $ 9,836  $ 8,114  $30,642  $32,287
  Timberland Management &
   Consulting (TM&C)                   366      578    1,074    3,146
  Real Estate                        1,969    9,332    2,568   14,284
                                  --------- -------- -------- --------
    Total                           12,171   18,024   34,284   49,717
EBITDDA:
  Fee Timber                         5,624    4,686   18,253   19,757
  TM&C                                (223)      58     (482)   1,308
  Real Estate                          589    5,913     (347)   6,237
  General & administrative            (909)    (794)  (3,536)  (2,587)
                                  --------- -------- -------- --------
    Total                            5,081    9,863   13,888   24,715
Depreciation, depletion and
 amortization:
  Fee Timber                         1,517    1,123    4,433    5,948
  TM&C                                  21       18       62       54
  Real Estate                           49      245      136      322
  General & administrative              48       67      152      180
                                  --------- -------- -------- --------
    Total                            1,635    1,453    4,783    6,504
Operating income/(loss):
  Fee Timber                         3,889    3,563   13,583   13,809
  TM&C                                (244)      33     (544)   1,366
  Real Estate                          540    5,668     (483)   5,915
  General & administrative            (957)    (861)  (3,688)  (2,767)
                                  --------- -------- -------- --------
    Total                          $ 3,228  $ 8,403  $ 8,868  $18,323
                                  ========= ======== ======== ========




                                         SELECTED STATISTICS

                               Three months ended   Nine months ended
                                  September 30,       September 30,
                                 2007      2006      2007      2006
Log sale volumes (thousand
 board feet):
 Sawlogs
   Douglas-fir                    7,602     8,626    30,708    36,908
   Whitewood                      2,272       483     5,985     3,628
   Cedar                            931       188     1,566       774
   Hardwood                       1,297     1,464     2,304     3,170
 Pulp
   All species                    3,127     1,386     7,312     6,350
                               --------- --------- --------- ---------
   Total                         15,229    12,147    47,875    50,830
                               ========= ========= ========= =========

Average price realizations
 (per thousand board feet):
 Sawlogs
   Douglas-fir                      622       662       628       672
   Whitewood                        446       462       467       446
   Cedar                          1,347     1,260     1,335     1,058
   Hardwood                         960       683       938       663
 Pulp
   All species                      353       281       397       261
   Overall                          611       623       611       610

Owned timber acres (A)          140,294   114,196   140,294   114,196
Acres under management          292,647   291,925   292,647   291,925
Capital expenditures ($000's)  $  3,003  $  4,851  $  7,413  $  8,999
Depletion ($000's)                1,430     1,278     4,179     5,970
Depreciation ($000's)               205       175       604       534
Debt to total capitalization         25%       29%       25%       29%

   (A) 2007 acres include 23,858 acres owned by ORM Timberfund I, LP.




                                   QUARTER TO QUARTER COMPARISONS
                              (Amounts in $000's except per unit data)

                              Q3 2007 vs. Q3 2006  Q3 2007 vs. Q2 2007

                                          Total                Total

Net income:
  3rd Quarter 2007                       $ 3,551              $ 3,551
  2nd Quarter 2007                                              4,815
  3rd Quarter 2006                         8,279
                                         --------             --------
    Variance                             $(4,728)             $(1,264)

Detail of earnings variance:
Fee Timber
  Log price realizations (B)             $  (183)             $  (228)
  Log volumes (C)                          1,920               (4,618)
  Depletion                                 (152)                 608
  Production costs                        (1,059)               1,040
  Other Fee Timber                          (201)                (220)
Timberland Management &
 Consulting
  Management fee changes                      69                  147
  Disposition fee changes                      -                    -
  Other Timberland Mgmnt &
   Consulting                               (346)                (222)
Real Estate
  Environmental remediation
   liability                                 114                    -
  Land sales                              (5,050)               1,218
  Other Real Estate                         (192)                (216)
General & administrative
 costs                                       (96)                 749
Interest net                                 225                  110
Minority interest                            211                  363
Income taxes                                  12                    5
                                         --------             --------
Total change in earnings                 $(4,728)             $(1,264)
                                         ========             ========


  (B) Price variance calculated by extending the change in average realized price by current period volume.
  (C) Volume variance calculated by extending change in sales volume by the average log sales price for the comparison period.


    CONTACT: Pope Resources
             Tom Ringo, VP & CFO, 360-697-6626
             Fax: 360-697-1156